UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

K&F GROWTH ACQUISITION CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED OCTOBER 7, 2026

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110
Manhattan Beach, CA 90266

LETTER TO SHAREHOLDERS

Dear K&F Growth Acquisition Corp. II Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), which will be held on November 3, 2026, at 11 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares by submitting a proxy card or online by visiting www.cstproxyvote.com.

The accompanying proxy statement (the “Proxy Statement”) is dated October 7, 2026 and is first being mailed to shareholders of the Company on or about October 13, 2026. The accompanying Proxy Statement describes the business the Company will conduct at the Meeting and provides information about the Company that you should consider when you vote your shares. The Meeting will be held for the purpose of considering and voting on the following proposals (the “Proposals”):

1.	Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s amended and restated memorandum and articles of association currently in effect (the “Amended and Restated Charter”) to extend the date by which the Company must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) to February 7, 2028 (or such earlier date as determined by the Board of Directors of the Company (the “Board”)) (the “Extension,” and such later date, the “Extended Date”, and this proposal, the “Extension Amendment Proposal”));

2.	Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

3.	Proposal Three — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals (the “Adjournment Proposal”).

Each of the Proposals is more fully described in the accompanying Proxy Statement; please take the time to read carefully each of the Proposals before you vote. In addition to considering and voting on the foregoing Proposals, members of the Company’s management (the “Management”) will be available at the Meeting to discuss the financial statements of the Company for the fiscal year ended December 31, 2025 filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 27, 2026 (the “2025 Annual Report”), and answer questions of shareholders regarding the Company’s current affairs.

The Company’s final prospectus filed in connection with the Company’s initial public offering that was consummated on February 6, 2025 (the “IPO”), which was filed with the SEC on February 6, 2025 (File No. 333- 282929) and the Amended and Restated Charter provides that the Company has until November 6, 2026 (21 months after the consummation of the IPO) (the “Combination Period”) to complete an initial business combination (“Business Combination”).

While the Company currently has until the end of the Combination Period to consummate a Business Combination, the Board believes that there will not be sufficient time before the end of the Combination Period to consummate a Business Combination. Accordingly, the Board believes that, in order to be able to consummate a Business Combination, the Company will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company will not, despite its best efforts, be able to consummate a Business Combination before the end of the Combination Period. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company to extend the date by which the Company has to consummate a Business Combination to the Extended Date. The Company cannot predict the amount that will remain in the Trust Account (as defined below) following the Extension Redemptions (as defined below). If the Extension Amendment Proposal is effective, depending on the level of Extension Redemptions (as defined below), the amount remaining in the Trust Account may be significantly less than the approximately $308,107,083 that was in the Trust Account as of October 5, 2026.

As contemplated by the Amended and Restated Charter, the holders (the “Public Shareholders”) of the Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”) included as part of the units (the “Public Units” and the shares included within the Public Units, the “Public Shares”) sold in the IPO, may elect (the “Election”) to redeem their Public Shares, upon the effectiveness of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the Private Placement (as defined below) (the “Trust Account”), including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable), divided by the number of Public Shares then in issue, subject to applicable law (the “Extension Redemptions”), regardless of whether or how such Public Shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Extension Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination, subject to any limitations set forth in the Amended and Restated Charter, as amended by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date in accordance with the terms of the Amended and Restated Charter. Such redemption rights are not available to K&F Growth Acquisition LLC II (the “Sponsor”), all shareholders of the Company immediately prior to the consummation of the Company’s initial public offering (the “Founders”) and the officers and directors of the Company.

The Sponsor currently holds (i) 9,583,333 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares” or “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares), and (ii) 495,447 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). As of the Record Date (as defined below), there were 29,672,727 Class A Ordinary Shares and 9,583,333 Class B Ordinary Shares issued and outstanding and the Sponsor holds approximately 25.0% of the total issued and outstanding Ordinary Shares, including the Ordinary Shares which are part of the Private Placement Units.

TO EXERCISE YOUR REDEMPTION RIGHTS WITH RESPECT TO ALL OR A PORTION OF YOUR PUBLIC SHARES, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON OCTOBER 30, 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT ALL OR A PORTION OF YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE PUBLIC SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER THOSE OF YOUR PUBLIC SHARES BEING REDEEMED TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

As of October 5, 2026, based on funds in the Trust Account of approximately $308,107,083 as of such date, the pro rata portion of the funds available in the Trust Account for the Extension Redemptions was approximately $10.716 per Public Share (before taking into account the removal of the interest in the Trust Account to pay the Company’s income taxes). The closing price of the Class A Ordinary Shares as reported on the Capital Market tier of the Nasdaq Stock Market (“Nasdaq”) on October 2, 2026 was $10.68. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. The Company believes that such redemption right enables its Public Shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the Business Combination on or before November 6, 2026.

If the Extension Amendment Proposal is approved, the Board will continue to have the right, without any further action by the Company’s shareholders, to decide to liquidate the Company at any time prior to the Extended Date.

The Adjournment Proposal, if adopted, will allow the Chairman of the Meeting to adjourn the Meeting to a later date or dates, to permit further solicitation of proxies.

If the Extension Amendment Proposal is not approved, or the Company is otherwise unable to complete the Extension, and the Business Combination is not completed within the Combination Period, as contemplated by and in accordance with the Amended and Restated Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (less income taxes, if any, payable and up to $100,000 of interest income to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s rights, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor and the Company’s officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution from the Trust Account will be made only with respect to the Public Shares. The holders of the Public Shares will thereafter have no further rights to liquidating distributions from the Company’s remaining assets.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

The Board has fixed the close of business on October 8, 2026 as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment Proposal is approved, and you do not elect to redeem your Public Shares in the Extension Redemptions, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

The Company believes that it is in the best interests of the Company that the (i) Company obtains the Extension, and (ii) selection of Withum as the Company’s independent registered public accounting firm for the year ending December 31, 2026 is ratified. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are in the best interests of the Company, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such Proposals.

Under the Amended and Restated Charter, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Meeting. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and submit your proxy. Shareholders will have the opportunity to present questions, including about the 2025 Annual Report, to the Management at the Meeting.

October 7, 2026	By Order of the Board of Directors

/s/ Edward King
Edward King
Co-Chief Executive Officer and Director

Your vote is very important. Whether or not you plan to attend the Meeting, if you are a shareholder as of the Record Date, please submit your proxy card as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented and voted at the Meeting. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes that are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting or any adjournment thereof. The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Accordingly, if you fail to vote in person or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities. Abstentions and broker non-votes will also not be counted for the purpose of determining whether the Proposals are approved by the requisite majorities; however, abstentions and broker non-votes will be considered present for purposes of establishing a quorum. If you hold your shares in street name through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in Lieu of an Annual General Meeting of the Shareholders to be held on November 3, 2026: This Notice of Meeting, the 2025 Annual Report, and the accompanying Proxy Statement are available at https://www.cstproxy.com/kfacquisitionii/2026.

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110
Manhattan Beach, CA 90266

NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS

To the Shareholders of K&F Growth Acquisition Corp. II:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) of K&F Growth Acquisition Corp. II, a Cayman Islands exempted company (“we,” “us,” “our,” or “Company”), will be held on November 3, 2026, at 11.00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

You will not be required to attend the Meeting in person in order to have your shares represented and voted at the Meeting. You may submit your proxy online by visiting www.cstproxyvote.com. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals (the “Proposals”):

1.	Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our amended and restated memorandum and articles of association currently in effect (the “Amended and Restated Charter”), to extend the date by which we must consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”) to February 7, 2028 (or such earlier date as determined by the Board) (the “Extension,” and such later date, the “Extended Date”); The text of the special resolution to be passed is as follows:

“RESOLVED, as a special resolution, that the amended and restated memorandum and articles of association of the Company be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

“Completion Window” means the period of time: (a) commencing on, and including, the closing date of the IPO; and (b) ending on the date that is thirty-six (36) months after the closing date of the IPO (being 7 February 2028), such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

2.	Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Board’s audit committee (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

3.	Proposal Three — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals (the “Adjournment Proposal”).

The Company’s final prospectus filed in connection with the Company’s initial public offering that was consummated on February 6, 2025 (the “IPO”), which was filed with the SEC on February 6, 2025 (File No. 333- 282929) and the Amended and Restated Charter provides that the Company has until November 6, 2026 (21 months after the consummation of the IPO) to complete an initial business combination (“Business Combination”).

While the Company currently has until November 6, 2026 to consummate a Business Combination (the “Combination Period”), the Board believes that there will likely not be sufficient time before November 6, 2026 to consummate a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, the Company will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to consummate a Business Combination on or before November 6, 2026. If that were to occur, the Company would be precluded from completing a Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company to extend the date by which the Company has to consummate a Business Combination to the Extended Date. The Company cannot predict the amount that will remain in the Trust Account (as defined below) following the Extension Redemptions (as defined below), if the Extension Amendment Proposal is effective, and the amount remaining in the Trust Account may be significantly less than the approximately $308,107,083 that was in the Trust Account as of October 5, 2026.

As contemplated by the Amended and Restated Charter, the holders (the “Public Shareholders”) of the Class A ordinary shares, par value $0.0001 per share of the Company (the “Class A Ordinary Shares”) included as part of the units (the “Public Units” and the shares included within, the “Public Shares”) sold in the IPO may elect (the “Election”) to redeem their Public Shares upon the effectiveness of the Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the Private Placement (as defined below) (the “Trust Account”), including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable), divided by the number of Public Shares then in issue, subject to applicable law (the “Extension Redemptions”), regardless of whether or how such Public Shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Extension Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination, subject to any limitations set forth in the Amended and Restated Charter, as amended by the Extension Amendment. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. Such redemption rights are not available to K&F Growth Acquisition LLC II (the “Sponsor”), all shareholders of the Company immediately prior to the consummation of the Company’s initial public offering (the “Founders”) and the officers and directors of the Company.

The Sponsor currently holds (i) 9,583,333 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares” or “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares), and (ii) 495,447 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO (the “Private Placement”). As of the Record Date (as defined below), there were 29,672,727 Class A Ordinary Shares and 9,583,333 Class B Ordinary Shares issued and outstanding and the Sponsor holds approximately 25.0% of the total issued and outstanding Ordinary Shares, including the Ordinary Shares which are part of the Private Placement Units.

To make the Election, you must demand that we redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to our transfer agent at least two business days prior to the Meeting (or October 30, 2026). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If your Public Shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

On October 5, 2026, the redemption price per Public Share was approximately $10.716 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $308,107,083 as of such date (including interest earned on the Trust Account which interest shall be net of income taxes, if any. payable), divided by the number of Public Shares then in issue, subject to applicable law. The closing price of the Class A Ordinary Shares as reported on the Nasdaq Capital Market (“Nasdaq”) on October 2, 2026 was $10.68. We cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such Public Shareholders wish to sell their Public Shares. We believe such redemption right enables our Public Shareholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before November 6, 2026. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $308,107,083 that was in the Trust Account as of October 5, 2026. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow the Chairman of the Meeting to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. If the Extension Amendment Proposal is not approved, and the Business Combination is not completed within the Combination Period, as contemplated by and in accordance with the Amended and Restated Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Rights (as defined in the section of the Proxy Statement (as defined below) entitled “Questions and Answers About the Meeting”), which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution from the Trust Account will be made only with respect to the Public Shares. The holders of the Public Shares will thereafter have no further rights to liquidating distributions from the Company’s remaining assets.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

If we liquidate, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement (except for the Company’s independent registered public accounting firm), reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the Trust Account assets, less taxes payable (other than any excise taxes, if any); provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of October 5, 2026, based on funds in the Trust Account of approximately $308,107,083 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.716 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, we cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than approximately $10.716 (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes and up to $100,000 of interest to pay dissolution expenses), due to unforeseen claims of creditors.

If the Extension Amendment Proposal is effective, we, pursuant to the terms of the Investment Management Trust Agreement, dated February 4, 2025 (as amended, the “Trust Agreement”), by and between us and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the trust account (which interest shall be net of income taxes, if any, payable), divided by the number of Public Shares then in issue, subject to applicable law, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount in the Extension Redemptions. The remainder of such funds shall remain in the Trust Account and will be available for our use to complete a Business Combination on or before the Extended Date. Public Shareholders who do not redeem their Public Shares in the Extension Redemptions will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on October 8, 2026 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date, there were 29,672,727 Class A Ordinary Shares and 9,583,333 Class B Ordinary Shares issued and outstanding. Our Rights do not have voting rights in connection with the Proposals.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and such proxyholder need not be our shareholder.

Shareholders will have the opportunity to present questions to our management (the “Management”), including regarding our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 27, 2026 (the “2025 Annual Report”), at the Meeting.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and submit your proxy.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners (as defined in the section of the Proxy Statement entitled “Questions and Answers About the Meeting”). While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated October 7, 2026 and is first being mailed to shareholders on or about October 13, 2026.

October 7, 2026	By Order of the Board of Directors

/s/ Edward King
Edward King
Co-Chief Executive Officer and Director

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete a Business Combination;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account or available to us from interest income on the Trust Account balance; and

●	the competitive environment in which our successor will operate following the Business Combination.

Additionally, in 2024, the SEC adopted additional rules and regulations relating to special purpose acquisition companies (“SPACs” and such rules, the “2024 SPAC Rules”). The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsor and related persons; (ii) additional disclosures relating to SPAC Business Combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in connection with proposed Business Combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants in connection with registration statements relating to proposed Business Combination transactions. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition and business purpose and the activities of the SPAC and its management team. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, see the section of this Proxy Statement entitled “Risk Factors,” and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below (i) only briefly address some commonly asked questions about the Meeting and the Proposals, (ii) are only summaries of the matters they discuss and (iii) highlight only selected information from this Proxy Statement. They do not contain all of the information that may be important to you. You should carefully read the entire Proxy Statement, including the other documents referred to herein, to fully understand the Proposals and the voting procedures for the Meeting.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is an extraordinary general meeting in lieu of an annual general meeting of the shareholders, to be held on November 3, 2026, at 11.00 a.m. Eastern Time, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting.

This Proxy Statement and the enclosed proxy card were first sent to our shareholders on or about October 13, 2026.

We are a blank check company incorporated as an exempted company in the Cayman Islands on July 2, 2024 for the purpose of effecting a Business Combination. Our Sponsor is K&F Growth Acquisition LLC II. While we were initially focused on identifying a Business Combination target within the experiential entertainment industry across both location-based (in-person) and mobile channels, we are not limited in our search for target businesses to a particular industry or sector for the purpose of consummating the Business Combination, and we have included other industries and sectors in our search for a target business. We are an early stage and emerging growth company and, as such, we are subject to all of the risks associated with early stage and emerging growth companies. We expect to continue to incur significant costs in the pursuit of our acquisition plans. There can be no assurance that our plans to complete a Business Combination will be successful.

Our Registration Statement on Form S-1 (“IPO Registration Statement” initially filed with the SEC on October 31, 2024 as amended, became effective on February 4, 2025. On February 6, 2025, we consummated our Initial Public Offering of 28,750,000 Public Units, including 3,750,000 Option Units issued pursuant to the full exercise of the Over-Allotment Option. Each Public Unit consists of one Public Share and one right to receive one fifteenth (1/15) of a Class A ordinary share upon the consummation of our initial Business Combination (the rights included within the Public Units, the “Public Rights”). The Public Units were sold at a price of $10.00 per Public Unit, generating gross proceeds to us of $ 287,500,000.

Simultaneously with the closing of the Initial Public Offering and pursuant to the Private Placement Units Purchase Agreements, we completed the sale of an aggregate of 922,727 Private Placement Units to the Sponsor and BTIG in the Private Placement at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to us of $9,227,270. Of those 922,727 Private Placement Units, the Sponsor purchased 495,447 Private Placement Units and BTIG purchased 427,280 Private Placement Units. The Private Placement Units (and underlying securities) are identical to the Public Units (and underlying securities), except as otherwise disclosed in the IPO Registration Statement. Each Private Unit consists of one Ordinary Share (“Private Share”) and one right to receive one fifteenth (1/15) of a Class A ordinary share upon the consummation of our initial Business Combination (the “Private Right”)

Like most blank check companies, our Amended and Restated Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before the end of the Combination Period.

We believe that it is in the best interests of our Company to continue our existence until the Extended Date, if necessary, in order to allow us additional time to complete a Business Combination.

The Meeting is being held, in part, to allow us additional time to complete the Business Combination.

Why do we need to hold an extraordinary general meeting in lieu of an annual meeting?

The Meeting is being held as an extraordinary general meeting in lieu of annual general meeting to provide you an opportunity to present questions to the Management, including regarding the 2025 Annual Report.

The Proposals

What is being voted on?

You are being asked to vote on three Proposals:

1.	Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our Amended and Restated Charter to extend the date by which we must consummate a Business Combination to February 7, 2028 (or such earlier date as determined by the Board);

2.	Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

3.	Proposal Three — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals.

Why are we proposing the Extension Amendment Proposal?

The Amended and Restated Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before November 6, 2026, the current end of the Combination Period. As explained below, we believe we will not be able to complete a Business Combination by that date and, therefore, we are asking for an extension of this timeframe.

Our seeking to complete a Business Combination will involve, among other things:

●	preparing and completing proxy materials;

●	establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to shareholders; and

●	holding a special meeting to consider the Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination, if needed. The Extension Amendment Proposal is required to proceed with our Board’s plan to extend the date that we have to complete an initial Business Combination.

Without the Extension Amendment, we believe that that we will not be able to complete a business combination on or before November 6, 2026. If that were to occur, we would be forced to liquidate.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment Proposal is approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why are we proposing the Adjournment Proposal?

If either of the Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or the Auditor Ratification Proposal, as needed.

If the Adjournment Proposal is not approved by our shareholders, the Chairman of the Meeting may not adjourn the Meeting to a later date or dates, for the purpose of soliciting additional proxies. In such event, the Extension could not be completed and if we do not complete a Business Combination within the Combination Period, we would (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds, redeem 100% of the Public Shares in issue at a per-Share price, payable in cash equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law and, (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes shareholders should have an opportunity to evaluate a Business Combination and that our shareholders will benefit from our Company consummating a Business Combination; consequently, the Board is proposing the Extension Amendment Proposal to extend the date by which we have to complete a Business Combination until the Extended Date and give us more opportunity to complete the Business Combination. Without the Extension, we believe that we will not be able to complete a Business Combination on or before November 6, 2026. If that were to occur, we would be forced to liquidate and dissolve following November 6, 2026.

Our Amended and Restated Charter provides that if any amendment is made to our Amended and Restated Charter not for the purposes of approving, or in conjunction with the consummation of, a business combination (i) to modify the substance or timing of our obligation to allow redemption in connection with a business combination or to redeem 100 percent of the Public Shares if we do not consummate a Business Combination within the Combination Period or (ii) with respect to any other material provisions relating to the rights of holders of Class A Ordinary Shares or pre-initial business combination activity, we will provide our Public Shareholders (other than the Sponsor, our officers or directors, and the holders of the Founder Shares prior to the IPO) with the opportunity to redeem their Public Shares upon the effectiveness of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of income taxes, if any. payable), divided by the number of Public Shares then in issue, subject to applicable law. We believe that this provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Charter.

Why should I vote “FOR” the Auditor Ratification Proposal?

Withum has served as our independent registered public accounting firm since 2024. Our Audit Committee and Board believe that stability and continuity in our auditor are important as we continue to search for and complete the Business Combination.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, the Chairman of the Meeting may not to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Does the Board recommend voting “FOR” the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal, are in our Company’s best interest. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal, if presented.

Are the Proposals conditioned on one another?

The Extension Amendment Proposal is not conditioned on the approval of either the Auditor Ratification Proposal or the Adjournment Proposal.

The Auditor Ratification Proposal is not conditioned on the approval of the Extension Amendment Proposal or the Adjournment Proposal.

The Adjournment Proposal is not conditioned on the approval of the Extension Amendment Proposal or the Auditor Ratification Proposal. However, if either of the Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by our shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or the Auditor Ratification Proposal, as needed.

What vote is required to approve the Proposals?

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, to be approved, you must vote “AGAINST” such proposal because only those votes that are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and Broker Non-Votes (as defined below under the question entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?”), while considered present for the purposes of establishing a Quorum (as defined below under the question entitled “What constitutes a Quorum at the Meeting?”), will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the question below entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information about Broker Non-Votes.

If the Extension Amendment Proposal and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Do I have appraisal rights or dissenters’ rights if I object to any of the Proposals?

No. There are no appraisal rights or dissenters’ rights available to our shareholders in connection with the Proposals.

How do our insiders intend to vote their shares?

All of our Sponsor, directors, officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Proposals. The Sponsor, directors, officers and their respective affiliates are not entitled to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, our Sponsor, directors and officers collectively beneficially owned and were entitled to vote 495,447 Class A Ordinary Shares and 9,583,333 Class B Ordinary Shares, representing approximately 25.0% of the total issued and outstanding Ordinary Shares, including the Ordinary Shares which are part of the Private Placement Units. Our Sponsor, directors, officers and their affiliates do not intend to purchase Ordinary Shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment Proposal.

In addition, the Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor and/or our Company may provide such shareholders either our securities or membership interests in the Sponsor or other consideration pursuant to such arrangements.

What interests do our Sponsor and our directors and officers have in the approval of the Proposals?

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership of (i) 9,583,333 Class B Ordinary Shares (purchased for a nominal price) and 495,447 Private Placement Units (purchased for $10.00 per Private Placement Unit), which would expire worthless if the Business Combination is not consummated, and (ii) a promissory notes, as amended, each in the principal amount of up to $300,000 initially issued to each of Edward King and Daniel Fetters on September 18, 2026, of which no amount was outstanding as of October 5, 2026 (the “2026 Promissory Notes”).

See the section of this Proxy Statement entitled “The Meeting — Interests of the Sponsor, Directors and Officers.”

The Extension Amendment Proposal

If the Extension Amendment Proposal is approved, what happens next?

Upon approval of the Extension Amendment Proposal by the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof, (i) the Extension Amendment will be effective and (ii) we will file the Extension Amendment, with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Units, Public Shares and Public Rights will remain publicly traded (subject to continued compliance with Nasdaq’s continued listing rules). We will then continue to work to consummate a Business Combination by the Extended Date. However, if the Extension Amendment Proposal is approved, our Board will continue to have the right, without any further action by our shareholders, to decide to liquidate our Company at any time prior to February 7, 2028.

If the Extension Amendment Proposal is effective, and one or more of our shareholders elect to redeem their Public Shares pursuant to the Extension Redemptions, we will remove from the Trust Account and deliver to the holders of such redeemed Public Shares the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date. Any such redeemed Public Shares will increase the percentage interest of our Ordinary Shares held by the Sponsor and our directors and officers as a result of their ownership of our Founder Shares.

If the Extension Amendment Proposal is effective, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Extension Redemptions if the Extension Amendment Proposal is effective; the amount remaining in the Trust Account may be only a small fraction of the approximately $308,107,083 that was in the Trust Account as of October 5, 2026.

What happens if the Extension Amendment Proposal is not approved?

If there are insufficient votes to approve the Extension Amendment Proposal, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed within the Combination Period, then as contemplated by and in accordance with the Amended and Restated Charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable, and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Rights, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, the Sponsor, and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution from the Trust Account will be made only with respect to the Public Shares. The holders of the Public Shares will thereafter have no further rights to liquidating distributions from the Company’s remaining assets.

Will you seek any further extensions to liquidate the Trust Account?

Other than as described in this Proxy Statement, we do not currently anticipate seeking any further extension to consummate a Business Combination beyond the Extended Date. However, if it appears additional time to complete a Business Combination is needed at a later date, we may seek to further extend the Combination Period consistent with applicable laws, regulations and stock exchange rules. Such an extension would require the approval of our Public Shareholders, who will be provided the opportunity to redeem all or a portion of their Public Shares. Such redemptions will likely have a material adverse effect on the amount held in our Trust Account, our capitalization, principal shareholders and other impacts on our Company or Management.

Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in the Extension Redemptions?

No. You may exercise your redemption rights in the Extension Redemptions whether or not you are a holder of Public Shares on the Record Date (entitling you to vote), so long as you are a holder at the time of your Election (and subsequent redemption payment). You can vote your Public Shares however you would like, or not at all, on the Extension Amendment Proposal or any other Proposal. As a result, all of the Proposals can be approved by shareholders who will redeem their Public Shares in the Extension Redemptions and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders and potentially less cash.

Additionally, redemption payments for Elections in the Extension Redemptions will only be made if the Extension Amendment Proposal receives the requisite shareholder approval. If you do not redeem your Public Shares in the Extension Redemptions, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the Amended and Restated Charter.

Will whether or how I vote on any of the Proposals affect my ability to exercise my redemption rights in connection with the Business Combination?

Unless you elect to redeem your Public Shares at this time in an Election in the Extension Redemptions, you will be able to vote on the Business Combination when it is submitted to shareholders if you are still a shareholder on the record date for a meeting to seek shareholder approval of the Business Combination. Whether or not you vote in connection with the Meeting, or you vote against any of the Proposals at the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in our Amended and Restated Charter.

How do I redeem my Public Shares in the Extension Redemptions?

In connection with the Extension Amendment Proposal and contingent upon whether the Extension Amendment Proposal is effective, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of income taxes, if any. payable), divided by the number of Public Shares then in issue, subject to applicable law. If you choose not to make an Election in the Extension Redemptions, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date, subject to any limitations set forth in our Amended and Restated Charter.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on October 30, 2026 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Public Shareholders seeking to exercise their redemption rights in the Extension Redemptions and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in Street Name (as defined below under the question entitled “What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?”) will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

In the event that a Public Shareholder tenders Public Shares and the Extension Amendment Proposal is not approved, these Public Shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Our Public Shareholders seeking to exercise their redemption rights, whether they are Shareholders of Record (as defined below under the question entitled “What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?”) or hold their Public Shares in Street Name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming Public Shareholder’s Election to redeem in the Extension Redemptions is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

I have changed my mind and I no longer want to redeem my Public Shares in the Extension Redemptions after submitting an Election, how do I reverse the redemption process?

In the event that a Public Shareholder tenders its Public Shares and decides that it does not want to redeem its Public Shares in the Extension Redemptions, the shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your Public Shares for redemption to Continental and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that Continental return the Public Shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

Information about the Meeting

Can I attend the Meeting in person?

Yes. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York 10105, at 11.00 a.m. Eastern Time, on November 3, 2026 and you will be permitted to attend the Meeting in person. You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares by submitting a proxy card or online by visiting www.cstproxyvote.com.

What constitutes a Quorum at the Meeting?

A Quorum of shareholders is necessary to hold a valid meeting. The holders of at least one-third of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person or by proxy (or, in the case of a holder that is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a “Quorum” and in order to conduct business at the Meeting. As of the Record Date, 7,207,208 Ordinary Shares would be required to achieve a Quorum at the Meeting.

Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you physically attend and vote at the Meeting. Abstentions and Broker Non-Votes will be counted as present for the purpose of determining a Quorum. Our Sponsor, and officers and directors collectively own 9,583,333 Class B Shares and 495,447 Private Placement Units, or approximately 25.0% of the total issued and outstanding Ordinary Shares, including the Ordinary Shares which are part of the Private Placement Units, which will count towards this Quorum.

Who can vote at the Meeting?

Only holders of our Ordinary Shares at the close of business on the Record Date, October 8, 2026, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 29,672,727 Class A Ordinary Shares and 9,583,333 Class B Ordinary Shares were outstanding and entitled to vote.

How many votes do I have?

Each Class A Ordinary Share and each Class B Ordinary Share is entitled to one vote on each matter that comes before the Meeting. See the section of this Proxy Statement entitled “Beneficial Ownership of Securities” for information about the holdings of our Sponsor, directors and officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and Broker Non-Votes for each of the Proposals.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the question below entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information about Broker Non-Votes.

What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?

●	Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “Shareholder of Record.”

●	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

How can I vote if I am a Shareholder of Record?

If you were a Shareholder of Record of Ordinary Shares on the Record Date, with respect to the Proposals:

●	At the Meeting. You may vote at the Meeting.

●	Online. You may vote by submitting a proxy for the Meeting. You may submit your proxy online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on October 30, 2026 (have your proxy card in hand when you visit the website).

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at 11.00 a.m. Eastern Time, on November 3, 2026.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

How can I vote if I am a Beneficial Owner of shares held in Street Name?

If you were a Beneficial Owner of Ordinary Shares held in Street Name on the Record Date, with respect to the Proposals:

●	At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	Online. You may vote by proxy by submitting your proxy by online (if this option is available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives; availability and specific procedures vary. If your bank or brokerage firm does not offer online voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

You are also invited to attend the Meeting. For more information on attending the Meeting, see the question above entitled “Can I attend the Meeting in person?”

If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?

If your shares are held in Street Name by your bank, broker or nominee, your broker, bank, or nominee cannot vote your shares, unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “Broker Non-Vote.” Broker Non-Votes will be counted for the purposes of determining the existence of a Quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote on the Proposals. You should instruct your broker to vote your shares in accordance with directions you provide. You may also need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Broker Non-Votes will have no effect on the outcome of any vote on any of the Proposals.

May I change my proxy voting instructions after I have voted or revoke my proxy after it is granted?

Yes. You may change your vote by:

●	entering updated proxy instructions online, if this option is available to you;

●	sending a later-dated, signed proxy card to K&F Growth Acquisition Corp. II, 1219 Morningside Drive, Suite 110, Manhattan Beach, California, 90266, so that it is received by the Company prior to the Meeting; or

●	attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Co-Chief Executive Officer, which must be received by our Co-Chief Executive Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

What is the proxy card?

The proxy card enables you to appoint each of Edward King, our Co-Chief Executive Officer and Co-Chairman of the Board of Directors, and Daniel Fetters, our Co-Chief Executive Officer, Co-Chairman of the Board of Directors, and Chief Financial Officer, or failing them, the duly appointed chairman of the Meeting, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. King and Mr. Fetters, or failing them, the duly appointed chairman of the Meeting, to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your Ordinary Shares will be voted “FOR” the Proposals, in accordance with the recommendations of our Board as described below. If the Meeting is adjourned, Mr. King and Mr. Fetters, or failing them, the duly appointed chairman of the Meeting, can vote the shares on the new Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Will my shares be voted if I do not provide my proxy?

If you are a Shareholder of Record and hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in Street Name. See the question above entitled “If my shares are held in Street Name, will my broker, bank or nominee automatically vote my shares for me?” for more information.

If I am a Unit holder, can I exercise redemption rights with respect to my Units?

No. Holders of outstanding Units must separate the underlying Public Shares prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate (physically or electronically) for such Units to Continental, our transfer agent, with written instructions to separate such Units into Public Shares and Public Rights. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Units into Public Shares and Public Rights. See the question above entitled “How do I redeem my Public Shares in the Extension Redemptions?”

What should I do if I receive more than one set of voting materials for the Meeting?

You may receive more than one set of voting materials for the Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a Shareholder of Record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your Ordinary Shares.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Meeting.

What other business may be conducted at Meeting?

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented. Under the Amended and Restated Charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.

Who will solicit and pay the cost of soliciting proxies for the Meeting?

We will pay for the entire cost of soliciting proxies for the Meeting from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

What do I need to do now?

You are urged to read carefully and consider the information contained in this Proxy Statement, and to consider how each of the Proposals will affect you as a shareholder. You should then submit your proxy instructions as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in Street Name through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You may also contact us at:

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110

Manhattan Beach, California, 90266.

Attn: Edward King and Daniel Fetters

Telephone No.: 310-545-9265

To obtain timely delivery, shareholders must request the materials no later than October 27, 2026. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this Proxy Statement entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to Continental on or before 5:00 p.m., Eastern Time, on October 30, 2026 (two business days before the Meeting) in accordance with the procedures detailed under the question of this section of the Proxy Statement entitled “How do I redeem my Public Shares in the Extension Redemptions?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in the section entitled “Risk Factors” contained in our (i) IPO Prospectus, (ii) our 2025 Annual Report and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension Amendment Proposal is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of the Business Combination. We are required to offer shareholders the opportunity to redeem their Public Shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension Amendment Proposal and the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If our initial Business Combination involves a company organized in the United States, it is possible that a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our Ordinary Shares after or in connection with such initial Business Combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax (the “Excise Tax”) on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The Excise Tax applies to stock repurchases occurring in 2023 and beyond. The amount of the Excise Tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The U.S. Department of the Treasury (the “Treasury Department”) has issued final regulations providing guidance with respect to the Excise Tax. Under the regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

As an entity incorporated as a Cayman Islands exempted company, the Excise Tax is not expected to apply to redemptions of our Class A Ordinary Shares, including the Extension Redemptions (absent any further regulations and other additional guidance that may be issued in the future with retroactive effect).

However, in connection with an initial Business Combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a United States corporation prior to certain redemptions and it is possible that we will be subject to the Excise Tax with respect to any subsequent redemptions, including redemptions in connection with the initial Business Combination, that are treated as repurchases for this purpose (other than, pursuant to the regulations, redemptions in complete liquidation of the company). In all cases, the extent of the Excise Tax that may be incurred will depend on a number of factors, including the fair market value of our stock redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any additional regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of Excise Tax imposed with respect to such repurchase. The Excise Tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the Excise Tax as a result of redemptions in connection with the initial Business Combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial Business Combination, which could cause the other shareholders of the combined company to economically bear the impact of such Excise Tax.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements.

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account are held in cash or in an interest bearing demand deposit account.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Amended and Restated Charter (x) to modify substance or timing of our obligation to allow redemption in connection with a Business Combination or to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period; or (y) with respect to any other provision relating to the rights of holders of our Class A Ordinary Shares or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Shareholders may receive only approximately $10.716 per Public Share (as of October 5, 2026 and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes) upon the liquidation of our Trust Account and our Rights will expire worthless.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Our Sponsor, a limited liability company formed in the state of Delaware, is not controlled by, and does not have substantial ties with, any non-U.S. persons.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Shareholders may only receive approximately $10.716 per Public Share (as of October 5, 2026 and before taking into account the removal of the accrued interest in the Trust Account to pay our income taxes, and up to $100,000 for dissolution expenses), and our Rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We anticipate that our securities will be suspended from trading on Nasdaq and delisted if we do not consummate our initial business combination within 36 months of the effectiveness of the registration statement for the IPO. Any trading suspension or delisting could have a material adverse effect on the trading of our securities and may adversely affect our ability to consummate an initial Business Combination.

Our registration statement for our initial public offering was declared effective by the SEC on  February 4, 2025 and our securities are currently listed on the Capital Market tier of Nasdaq. Pursuant to our Charter, we have until November 6, 2026 to consummate our initial business combination.

Under Nasdaq rules, a SPAC’s Nasdaq-listed securities will be immediately suspended from trading if the SPAC does not complete one or more business combinations within 36 months following the effectiveness of its initial public offering registration statement (the “Nasdaq 36-Month Requirement”), and Nasdaq will, at such point, commence delisting procedures. Although a SPAC can request a hearing before the hearing panel of Nasdaq (the “Hearing Panel”), the scope of the Hearing Panel’s review is limited. If a SPAC completes a business combination after receiving a delisting determination by the staff of the Listing Qualifications Department of Nasdaq (a “Staff Delisting Determination”) and/or demonstrates compliance with all applicable initial listing requirements, the combined company can apply to list its securities on Nasdaq pursuant to the normal application review process. The Nasdaq rules contain a list of deficiencies that would immediately result in a Staff Delisting Determination, which includes noncompliance with the Nasdaq 36-Month Requirement.

Accordingly, were we to amend our Amend and Restated Charter to extend the date by which we are permitted to consummate our initial business combination, we would still need to consummate our initial business combination on or prior to 36 months of the effectiveness of the registration statement for the IPO in order to avoid a suspension of our securities from trading on and delisting from Nasdaq. If Nasdaq were to suspend our securities from trading and delist our securities, our securities could potentially be quoted on an over-the-counter market. Even if our securities are then quoted on an over-the-counter market, our Nasdaq suspension and delisting could have significant material adverse consequences, including:

●	making our securities appear to be less attractive to potential target companies than the securities of an exchange listed SPAC;

●	limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	the possibility that our Class A Ordinary Shares would be deemed “penny stock,” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	limited news and analyst coverage; and

●	decreased ability to issue additional securities or obtain additional financing in the future.

In addition, if our securities are delisted from Nasdaq, trading in our securities, and offers and sales of our securities by us, may be subject to state securities regulation and additional compliance costs.

Our Public Shareholders’ exercise of redemption rights with respect to a large number of Public Shares in connection with the Amended and Restated Charter Extension may limit our ability to complete an initial Business Combination in the most desirable manner that will optimize the capital structure of the combined company, or continue to list our securities on Nasdaq.

Over the past two years, the redemption rate of shares held by Public Shareholders of SPACs at the time of a shareholders meeting that approves an amendment to the SPAC’s charter or the initial Business Combination of the SPAC has been very high, especially for SPACs such as us that have not received additional contributions in their trust accounts in connection with such amendments. Therefore, there is a high likelihood that we, too, may be subject to significant redemptions that may affect our ability to complete an initial Business Combination.

Due to the high rates of redemptions of Public Shares in connection with shareholder votes on extensions or Business Combinations of SPACs, we may need to rely upon significant PIPE or other outside financing to provide cash to our post-Business Combination company. Obtaining financing in connection with initial Business Combinations of SPACs has in recent times been very difficult, with many financings available only on terms that are onerous to the surviving company of the Business Combination. The failure to secure additional financing on reasonable terms could have a material adverse effect on the continued development or growth of the target business. None of the Sponsor or our other shareholders is required to provide any financing to us in connection with or after our initial Business Combination. Raising additional third-party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels or on onerous terms. High rates of redemptions of Public Shares will also limit our ability to continue to list our securities on Nasdaq. The above considerations may limit our ability to complete a Business Combination in the most desirable manner that will optimize the capital structure of the combined company, or at all. If we are unable to complete an initial Business Combination, our Public Shareholders may only receive approximately $10.716 per Public Share on the liquidation of our Trust Account, as of October 5, 2026, and our Rights will expire worthless. In certain circumstances, our Public Shareholders may receive less than $10.00 per share on the redemption of their Public Shares.

BACKGROUND

We are a blank check company incorporated on July 2, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a Business Combination with one or more businesses or entities. We may pursue an initial Business Combination in any business or industry. To date, our efforts have been limited to (i) organizational activities, (ii) activities related to our Initial Public Offering, and (iii) searching for and consummating a Business Combination. As of the date of this Report, we have not entered into a definitive agreement with a specific Business Combination target. We have generated no operating revenues to date, and we do not expect that we will generate operating revenues until we consummate our initial Business Combination.

There are currently 29,672,727 Class A Ordinary Shares and 9,583,333 Class B Ordinary Shares issued and outstanding. Our IPO Registration Statement became effective on February 4, 2025. On February 6, 2025, we consummated our Initial Public Offering of 28,750,000 Public Units, including 3,750,000 Option Units issued pursuant to the full exercise of the Over-Allotment Option. Each Public Unit consists of one Public Share and one Public Right. The Public Units were sold at a price of $10.00 per Public Unit, generating gross proceeds to us of $ 287,500,000.

Simultaneously with the closing of the Initial Public Offering and pursuant to the Private Placement Units Purchase Agreements, we completed the sale of an aggregate of 922,727 Private Placement Units to the Sponsor and BITG in the Private Placement at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to us of $ 9,227,270. Of those 922,727 Private Placement Units, the Sponsor purchased 495,447 Private Placement Units and BTIG purchased 427,280 Private Placement Units. The Private Placement Units (and underlying securities) are identical to the Public Units (and underlying securities), except as otherwise disclosed in the IPO Registration Statement.

As of October 5, 2026, approximately $308,107,083 from our IPO and the Private Placement is being held in our Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account are held in cash or in an interest bearing demand deposit account.

In order to finance transaction costs in connection with an intended initial Business Combination, each of Edward King and Daniel Fetters committed, in the form of the 2026 Promissory Notes, up to $300,000, to us. As of October 5, 2026, there was $0 outstanding under the 2026 Promissory Notes.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment Proposal is approved, and you do not elect to redeem your Public Shares in the Extension Redemptions, provided that you are a shareholder on the Record Date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE MEETING

This Proxy Statement is being provided to our shareholders as part of a solicitation of proxies by the Board for use at the Meeting. This Proxy Statement contains important information regarding the Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about October 13, 2026 to all Shareholders of Record as of October 8, 2026, the Record Date for the Meeting. Shareholders of Record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on November 3, 2026, at 11.00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

Attending the Meeting

Only shareholders who own Ordinary Shares as of the close of business on the Record Date will be entitled to attend the Meeting. If you are such a shareholder, you will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105.

You will not be required to attend the Meeting in person in order to vote. You will be able to vote your shares by submitting a proxy card or online by visiting www.cstproxyvote.com, or in accordance with the voting instructions provided throughout this Proxy Statement.

Voting Power; Record Date

As our shareholder, you have a right to vote on certain matters affecting our Company. The Proposals to be presented at the Meeting and upon which you are being asked to vote are summarized below and fully set forth in this Proxy Statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on October 8, 2026, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in Street Name or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 39,256,060 Ordinary Shares issued and outstanding, consisting of (i) 29,672,727 Class A Ordinary Shares and (ii) 9,583,333 Class B Ordinary Shares held by our Sponsor.

Quorum

A Quorum of shareholders is necessary to hold a valid meeting. The holders of at least one-third of the Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person or represented by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a Quorum and in order to conduct business at the Meeting. Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online or physically attend the Meeting. Abstentions and Broker Non-Votes will be counted towards the Quorum requirement. In the absence of a Quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date, 13,085,353 Ordinary Shares would be required to achieve a Quorum at the Meeting. If a Quorum is not present within half an hour from the start of the Meeting, the Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a Quorum is not present within half an hour from the time appointed for the meeting to commence, the shareholders present, in person or represented by proxy, shall constitute a Quorum.

The Proposals at the Meeting

At the Meeting, our shareholders will consider and vote on the following Proposals:

1.	Proposal One — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to our Amended and Restated Charter to extend the date by which we must consummate a Business Combination to February 7, 2028 (or such earlier date as determined by the Board);

2.	Proposal Two — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2026; and

3.	Proposal Three — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing Proposals.

Required Vote for the Proposals for the Meeting

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof.

The approval of each of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

At the Meeting, only those votes that are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, if presented, will be counted for the purposes of determining whether each of the Proposals is approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the Proposals. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Voting Your Shares

Shareholders of Record

If you are a Shareholder of Record, each Ordinary Share that you own in your name entitles you to one vote on each of the Proposals. Your one or more proxy cards show the number of Ordinary Shares that you own. If you are a Shareholder of Record:

●	At the Meeting. You may vote at the Meeting.

●	Online. You may vote by submitting a proxy for the Meeting. You may submit your proxy online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on October 30, 2026 (have your proxy card in hand when you visit the website).

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. Votes submitted by mail must be received prior to the start of the Meeting at 11.00 a.m. Eastern Time, on November 3, 2026.

Whether or not you plan to attend the Meeting, we urge you to submit our proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already submitted your proxy.

Beneficial Owners

If you are a Beneficial Owner and your shares are held in Street Name, then your Ordinary Shares are registered in the name of your broker, bank or other agent. If you are a Beneficial Owner, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. If you are a Beneficial Owner of shares held in Street Name:

●	At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	Online. You may vote by proxy by submitting your proxy online, if this option is available to you, in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary. If your bank or brokerage firm does not offer online voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Changing Your Vote and Revoking Your Proxy

You may change your vote by:

●	submitting a new proxy online, if this option is available to you;

●	sending a later-dated, signed proxy card to &F Growth Acquisition Corp. II, 1219 Morningside Drive, Suite 110, Manhattan Beach, California, 90266, so that it is received by the Company prior to the Meeting; or

●	attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Co-Chief Executive Officers, which must be received by our Co-Chief Executive Officers prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, if presented. Under the Amended and Restated Charter, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this Proxy Statement, which serves as the notice of the Meeting.

Redemption Rights

If the Extension Amendment Proposal is effective, Public Shareholders may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable), divided by the number of Public Shares then in issue, subject to applicable law, in the Extension Redemptions. As of October 5, 2026, based on funds in the Trust Account of approximately $308,107,083 as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.716 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our income taxes). If you do not elect to redeem your Public Shares in the Extension Redemptions, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination, by the Extended Date. See the section of this Proxy Statement entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.”

Appraisal Rights

There are no appraisal rights available to our shareholders in connection with any of the Proposals.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the Meeting. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting and have agreed to (i) pay the Solicitation Agent’s customary fees, plus disbursements, and (ii) indemnify the Solicitation Agent against certain damages, expenses, liabilities or claims relating to its services as our proxy solicitor. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate an initial Business Combination if the Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials.

If you have any question on the above, please contact the Solicitation Agent at:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, you should be aware that, aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of our Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending you approve the Proposals. You should take these interests into account in deciding whether to approve the Proposals:

●	the fact that the Sponsor holds (i) 9,583,333 Class B Ordinary Shares (purchased for a nominal price) and (ii) 495,447 Private Placement Units (purchased for $10.00 per Private Placement Unit), all of which would expire worthless if the Business Combination is not consummated;

●	the fact that each of Edward King and Daniel Fetters hold the 2026 Promissory Notes in the principal amount of up to $300,000 each, which are unlikely to be repaid if a Business Combination is not consummated;

●	the fact that the Sponsor and our directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination;

●	the fact that we are obligated to pay our Sponsor up to $25,000 per month for office space, administrative and support service, and upon completion of our initial Business Combination or our liquidation, we will cease being obligated to pay these monthly fees;

●	the fact that, unless we consummate the initial Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on our behalf related to identifying and investigating an initial Business Combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have discussed entering into a transaction agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to us, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a Business Combination and may even continue to serve following a Business Combination and receive compensation thereafter.

Additionally, if the Extension Amendment Proposal is approved, and we consummate the Business Combination, the officers and directors may have additional interests. Such interests will be described in the proxy statement/prospectus for such transaction.

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of our Company. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals. No recommendation is being made as to whether you should elect to redeem your Public Shares.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our Amended and Restated Charter to extend the date by which we have to consummate a Business Combination beyond November 6, 2026. The Extension Amendment Proposal is required to proceed with the Board’s plan to allow us more time to complete the Business Combination.

Reasons for the Extension Amendment and Extension Amendment Proposal

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of our Company. The Amended and Restated Charter provides that we have until November 6, 2026 to complete an initial Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our Company and because we believe we will not be able to conclude a Business Combination within the permitted time period, the Board has determined we need the Extension Amendment to allow us more time to complete a Business Combination.

The IPO Prospectus and the Amended and Restated Charter provide that a special resolution of our shareholders is required to alter or add to the Amended and Restated Charter. Additionally, our IPO Prospectus and Amended and Restated Charter provide that all Public Shareholders other than the Sponsor, our officers or directors, and the holders of the Founder Shares prior to the IPO, will have an opportunity to redeem their Public Shares upon the effectiveness of any amendment to our Amended and Restated Charter not for the purposes of approving, or in conjunction with the consummation of, a business combination, (i) to modify the substance or timing of our obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if we do not consummate a Business Combination within the Combination Period or (ii) with respect to any other material provisions relating to the rights of holders of Class A Ordinary Shares or pre-initial business combination activity. Because we continue to believe that a Business Combination would be in the best interests of our Company, and because we believe we will not be able to conclude the a Business Combination within the Combination Period, the Board has determined to seek shareholder approval to extend the date by which we have to complete a Business Combination beyond November 6, 2026 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a Business Combination.

We believe that the foregoing Amended and Restated Charter provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Amended and Restated Charter.

We are not asking you to vote on the Business Combination at this time. If the Extension Amendment Proposal is approved, and if you do not elect to redeem your Public Shares in the Extension Redemptions, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable), divided by the number of then issued Public Shares, subject to applicable law, in the event the Business Combination is approved and completed, or at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable, and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, subject to applicable law if we have not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof, (i) the Extension Amendment will be effective and (ii) we will file the Extension Amendment, with the Cayman Islands Registrar of Companies. We will remain a reporting company under the Exchange Act and our Units, Public Shares and Public Rights will remain publicly traded (subject to continued compliance with Nasdaq’s continued listing rules). We will then continue to work to consummate a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and one or more of our shareholders elect to redeem their Public Shares pursuant to the Extension Redemptions, we will remove from the Trust Account and deliver to the holders of such redeemed Public Shares the Withdrawal Amount, and retain the remainder of the funds in the Trust Account for our use in connection with consummating the Business Combination on or before the Extended Date. Any such redeemed Public Shares will increase the percentage interest of our Founder Shares held by the Sponsor and our directors and our officers as a result of their ownership of Founder Shares.

If the Extension Amendment Proposal is approved, the removal from the Trust Account of the Withdrawal Amount will reduce our net asset value. We cannot predict the amount that will remain in the Trust Account following the Extension Redemptions if the Extension Amendment Proposal is approved; the amount remaining in the Trust Account may be only a small fraction of the approximately $308,107,083 that was in the Trust Account as of October 5, 2026.

If the Extension Amendment Proposal is approved, our Board will have the right, without any further action by our shareholders, to decide to liquidate our Company at any time prior to February 7, 2028.

If the Extension Amendment Proposal is not Approved

Without the approval of the Extension Amendment Proposal, we will not be able to complete the Business Combination on or before November 6, 2026. If that were to occur, as contemplated by and in accordance with the Amended and Restated Charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, but not more than ten business days thereafter, subject to lawfully available funds, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable, and up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Rights, which will expire worthless if we fail to complete a Business Combination within the Combination Period. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. As a consequence, a liquidating distribution from the Trust Account will be made only with respect to the Public Shares. The holders of the Public Shares will thereafter have no further rights to liquidating distributions from the Company’s remaining assets.

As contemplated by the Amended and Restated Charter, Public Shareholders, except for the Sponsor, Founders, Officers or Directors, shall be provided with the opportunity to redeem their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account in the Extension Redemptions if the Extension Amendment Proposal is effective.

On October 5, 2026, the redemption price per Public Share was approximately $10.716 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $308,107,083 as of October 5, 2026 (including interest which interest shall be net of income taxes, if any, payable), divided by the number of Public Shares then in issue, subject to applicable law. The closing price of the Class A Ordinary Shares as reported on Nasdaq on October 2, 2026 was $10.68. We cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We believe such redemption right enables our Public Shareholders to determine whether or not to sustain their investments for an additional period if we do not complete the Business Combination on or before the Extended Date.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to its Founder Shares.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon whether the Extension Amendment Proposal is approved, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of income taxes, if any, payable), divided by the number of Public Shares then in issue, subject to any limitations described in the IPO Prospectus. If you exercise your redemption rights in the Extension Redemptions, you will be exchanging your Public Shares for cash and will no longer own the shares.

If you choose not to make an Election in connection with the Extension Redemptions, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date, subject to any limitations set forth in our Amended and Restated Charter.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on October 30, 2026 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Our shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in Street Name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

In the event that a Public Shareholder tenders its shares and decides that it does not want to redeem its Public Shares in the Extension Redemptions, the Public Shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your Public Shares for redemption to Continental and decide prior to the vote at the Meeting not to redeem your Public Shares in the Extension Redemptions, you may request that Continental return the Public Shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the Public Shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Our Public Shareholders seeking to exercise their redemption rights in the Extension Redemptions, whether they are Shareholders of Record or hold their shares in Street Name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or to deliver their Public Shares to the transfer agent electronically using the DTC’s DWAC system, at such Public Shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming Public Shareholder’s Election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by our Public Shareholders in the Extension Redemptions will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $308,107,083 as of October 5, 2026. Prior to their exercising redemption rights, Public Shareholders should verify the market price of the Class A Ordinary Shares, as Public Shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per Public Share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your Public Shares.

If you exercise your redemption rights in the Extension Redemptions, your Public Shares will cease to be issued and outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, our future growth, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and we do not complete a Business Combination on or before November 6, 2026, we will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the Public Shareholders.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of not less than two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof. Only those votes that are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that the amended and restated memorandum and articles of association of the Company be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

“Completion Window” means the period of time: (a) commencing on, and including, the closing date of the IPO; and (b) ending on the date that is thirty-six (36) months after the closing date of the IPO (being 7 February 2028), such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL TWO — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking our shareholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Withum has audited our financial statements for the year ended December 31, 2025 and the period from July 2, 2024 (inception) through December 31, 2024. A representative of Withum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of the aggregate fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the (i) audit of our annual financial statements and (ii) review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2025 and the period from July 2, 2024 (inception) through December 31, 2024 totaled approximately $103,744 and $90,480, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Withum for any audit-related fees for the year ended December 31, 2025 and the period from July 2, 2024 (inception) through December 31, 2024.

Tax Fees

Tax fees consist of the aggregate fees billed for professional services relating to tax compliance, tax planning and tax advice. The aggregate fees of Withum for tax services, planning or advice for the year ended December 31, 2025 and the period from July 2, 2024 (inception) through December 31, 2024 was $5,250 and $2,080, respectively.

All Other Fees

All other fees consist of the aggregate fees billed for all other services. We did not pay Withum for any other services for the year ended December 31, 2025 and the period from July 2, 2024 (inception) through December 31, 2024.

Our Audit Committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the commencement of trading of our Public Units on Nasdaq. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services performed and to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2026, our Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Failure to vote by proxy or in person physically at the Meeting will have no effect on the outcome of any vote on the Auditor Ratification Proposal. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote. See the section of this Proxy Statement entitled “Questions and Answers About the Meeting” for more information about Broker Non-Votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

If either of the Extension Amendment Proposal or the Auditor Ratification Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote. The Adjournment Proposal, if adopted, will allow the Chairman of the Meeting to adjourn the Meeting to a later date or dates, to permit further solicitation of proxies.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the Chairman may not adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal or the Auditor Ratification Proposal. In such event, the Extension could not be completed and if we do not complete a Business Combination within the Combination Period, we would cease all operations except for the purpose of winding up, redeeming 100% of the Public Shares in issue for cash and, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, in accordance with the provisions of our Amended and Restated Charter.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Only those votes that are actually cast, either “FOR” or “AGAINST” the Adjournment Proposal, if presented, will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the extraordinary general meeting in lieu of an annual general meeting be adjourned to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL, IF PRESENTED.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of our Ordinary Shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings, which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies;

●	real estate investment trusts;

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of our shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding our securities, you should consult your tax advisor. This summary assumes that shareholders hold our securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE PUBLIC SHAREHOLDERS CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash as described in the section of this Proxy Statement entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a Beneficial Owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion under the heading of this section of the Proxy Statement entitled “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and, in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our Rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our Ordinary Shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our Rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of our Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of our Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of our Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or rights and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely “qualified electing fund” (a “QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or rights (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading of this section of the Proxy Statement entitled “— Tax Treatment of the Redemption — In General”); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading of this section of the Proxy Statement entitled “— Tax Treatment of the Redemption — In General.”

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or rights;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our Ordinary Shares (but not our Rights) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our Ordinary Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or rights while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Ordinary Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our Rights.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or rights should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This subsection is addressed to Redeeming Non-U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash in the Extension Redemptions as described in the section of this Proxy Statement entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a Beneficial Owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this subsection, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the Extension Redemptions unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if any income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and Treasury Department regulations and administrative guidance thereunder, a 30% U.S. federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the Beneficial Owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the Beneficial Owner or an intermediary, unless such entity provides a certification that the Beneficial Owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or rights.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for Public Shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the Beneficial Owner of more than 5% of our outstanding Ordinary Shares;

●	each of our officers and directors that beneficially owns our Ordinary Shares; and

●	all our officers and directors as a group.

In the table below, percentage ownership is based on 39,256,060 Ordinary Shares, consisting of (i) 29,672,727 Class A Ordinary Shares and (ii) 9,583,333 Class B Ordinary Shares, issued and outstanding as of the Record Date. Prior to our initial Business Combination, only holders of our Class B Ordinary Shares have the right to vote on the appointment or removal of directors and to approve any transfer by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands (including any special resolution required to amend our Amended and Restated Charter or to adopt new constitutional documents of the Company, in each case, as a result of our approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). Holders of our Class A Ordinary Shares will not be entitled to vote on the appointment or removal of directors or to approve any transfer by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands (including any special resolution required to amend our Amended and Restated Charter or to adopt new constitutional documents of the Company, in each case, as a result of our approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands during such time). With respect to any other matter submitted to a vote of our shareholders, including any vote in connection with our initial Business Combination, except as required by law, holders of our Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class, with each share entitling the holder to one vote. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis prior to the consummation of a Business Combination at the option of the holder. Any Class B Ordinary Shares not converted into Class A Ordinary Shares in such manner are automatically convertible into Class A Ordinary Shares on a one-for-one basis concurrently with or immediately following the consummation of a Business Combination.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Rights as these Private Placement Rights are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Total Outstanding Ordinary Shares
K&F Growth Acquisition LLC II(3)	495,447	1.66%	9,583,333	100%	25.67%
Daniel Fetters(3)	495,447	1.66%	9,583,333	100%	25.67%
Edward King(3)	495,447	1.66%	9,583,333	100%	25.67%
James Murren(4)	—	—	—	—	—
Joyce Arpin(4)	—	—	—	—	—
Geoff Freeman(4)	—	—	—	—	—
All officers and directors as a group (5 persons)	495,447	1.66%	9,583,333	100%	25.67%

Other 5% Shareholders
Barclays PLC(5)	2,117,069	7.13%	—	—	5.39%
Tenor Parties(6)	2,000,000	6.70%	—	—	5.09%
Westchester Parties(7)	1,685,000	5.35%	—	—	4.05%

(1)	Unless otherwise noted, the principal business address of each of the following entities or individuals is c/o K&F Growth Acquisition Corp. II, 1219 Morningside Drive, Suite 110 Manhattan Beach, California 90266.

(2)	Interests shown consist solely of Founder Shares, classified as Class B Ordinary Shares. Such Class B Ordinary Shares will automatically convert into Class A Ordinary Shares concurrently with or immediately following the consummation of our initial Business Combination or earlier at the option of the holder on a one-for-one basis, subject to adjustment.

(3)	K&F Growth Acquisition LLC II, our Sponsor, is the record holder of 9,583,333 Founder Shares. Daniel Fetters and Edward King are the managing members of K&F Growth Acquisition LLC II and hold voting and investment discretion with respect to the Ordinary Shares held of record by the Sponsor. Each of Daniel Fetters and Edward King disclaims any beneficial ownership of the securities held by the Sponsor, other than to the extent of any pecuniary interest each of them may have therein, directly or indirectly. All of our officers and directors are members of our Sponsor.

(4)	Does not include indirect interest as a member of the Sponsor, K&F Growth Acquisition LLC II. Each independent director indirectly holds 25,000 Founder Shares through our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)	According to a Schedule 13G filed with the SEC on August 12, 2025 by Barclays PLC, a United Kingdom public limited company (“Barclays”). The principal business address of Barclays is 1 Churchill Place, London E14 5HP, United Kingdom.

(6)	According to a Schedule 13G filed with the SEC on February 19, 2025 by (i) Tenor Capital Management Company, L.P., a Delaware limited partnership (“Tenor Capital”), (ii) Tenor Opportunity Master Fund, Ltd., a Cayman Islands exempted company (the “Master Fund”) and (iii) Robin Shah, a citizen of the United States (“Mr. Shah”, and collectively with Tenor Capital and the Master Fund, the “Tenor Parties”). The Public Shares reported therein are held by the Master Fund. Tenor Capital serves as the investment manager to the Master Fund. Mr. Shah serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital. The principal business address of each of the Tenor Parties is 810 Seventh Avenue, Suite 1905, New York, New York 10019.

(7)	According to a Schedule 13G/A filed with the SEC on May 15, 2025 by (i) Westchester Capital Management, LLC, a Delaware limited liability company (“Westchester”), (ii) Westchester Capital Partners, LLC, a Delaware limited liability company (“WCP”), (iii) Virtus Investment Advisers, LLC, a Delaware limited liability company (“Virtus”), and (iv) The Merger Fund, a Massachusetts business trust (“MF”, and collectively, with Westchester, WCP and Virtus, the “Westchester Parties”).Virtus, a registered investment adviser, serves as the investment adviser to MF, The Merger Fund VL (“MF VL”), Virtus Westchester Event-Driven Fund (“EDF”) and Virtus Westchester Credit Event Fund (“CEF”). Westchester, a registered investment adviser, serves as sub-advisor to each of MF, MF VL, EDF, CEF, JNL/Westchester Capital Event Driven Fund (“JNL”), JNL Multi-Manager Alternative Fund (“JARB”) and Principal Funds, Inc. - Global Multi-Strategy Fund (“PRIN”). WCP, a registered investment adviser, serves as investment adviser to Westchester Capital Master Trust (“Master Trust”, and collectively with MF, MF VL, EDF, CEF, JNL, JARB and PRIN, the “Funds”). The Funds directly hold the Public Shares for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of Westchester and WCP. The principal business address of each of the Westchester Parties is 100 Summit Lake Drive, Valhalla, New York 10595.

Changes in Control

None.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting of shareholders before the Extended Date to consider and vote upon approval of a Business Combination. Accordingly, if we consummate a Business Combination, our first annual general meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extended Date, we will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

●	If the shares are registered in your names, you should inform us of your request by contacting us at:

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110

Manhattan Beach, California, 90266.

Attn: Edward King and Daniel Fetters

Telephone No.: 310-545-9265

●	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Our public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of our filings with the SEC (excluding exhibits) at no cost by contacting us at the address and/or telephone number below.

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110

Manhattan Beach, California, 90266.

Attn: Edward King and Daniel Fetters

Telephone No.: 310-545-9265

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals, you should contact the Solicitation Agent at the following address and e-mail address:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are our shareholder and would like to request documents, please do so by October 27, 2026, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from us, such documents will be mailed to you by first class mail or another equally prompt means.

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION, DATED OCTOBER 7, 2026

K&F GROWTH ACQUISITION CORP. II

1219 Morningside Drive, Suite 110
Manhattan Beach, CA 90266

FOR THE EXTRAORDINARY GENERAL MEETING IN

LIEU OF AN ANNUAL GENERAL MEETING

OF SHAREHOLDERS OF

K&F GROWTH ACQUISITION CORP. II

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to the Meeting (as defined below), hereby acknowledges receipt of the notice and proxy statement, dated October 7, 2026 (the “Proxy Statement”), in connection with the extraordinary general meeting in lieu of an annual general meeting of shareholders of K&F Growth Acquisition Corp. II (the “Company”) and at any adjournments thereof (the “Meeting”) to be held on November 3, 2026, at 11.00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints Edward King and Daniel Fetters and each of them (with full power to act alone), or failing them, the duly appointed chairman of the Meeting, the proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said Proxies are, and each of them is, instructed to vote or act as follows on the Proposals, as set forth in the Proxy Statement.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY (COLLECTIVELY, THE “PROPOSALS”).

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Extraordinary General Meeting in Lieu of an Annual General Meeting of Shareholders

to be held on November 3, 2026:

The notice of meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on March 27, 2026 and the accompanying Proxy Statement are available at https://www.cstproxy.com/kfacquisitionii/2026.

K&F GROWTH ACQUISITION CORP. II — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3, IF PRESENTED.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — RESOLVED, as a special resolution, that the amended and restated memorandum and articles of association of the Company be amended by replacing the existing definition of “Completion Window” in Article 1.1 with the following:

“Completion Window” means the period of time: (a) commencing on, and including, the closing date of the IPO; and (b) ending on the date that is thirty-six (36) months after the closing date of the IPO (being 7 February 2028), such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve in accordance with the Articles.”

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

(2) The Auditor Ratification Proposal — RESOLVED, as an ordinary resolution, that the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified, approved and confirmed in all respects.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

(3) The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the extraordinary general meeting in lieu of an annual general meeting be adjourned to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Date:_____________, 2026

Signature __________________________

Signature (if held jointly)__________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE-SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.